Exhibit 10.1

FIRST AMENDMENT TO

EXECUTIVE EMPLOYMENT AGREEMENT

This FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into as of the 2nd day of April, 2015 between Westwood Holdings Group, Inc., a Delaware corporation (the “Company”), and Brian O. Casey (“Executive”) as approved by the Compensation Committee at its meeting on March 28, 2015. Reference is made to the Executive Employment Agreement (the “Agreement”), dated as of May 1, 2010, between the Company and Executive.

1.	The first sentence of Section 1 of the Agreement is amended and restated in its entirety as follows:

Term. Subject to earlier termination as provided herein, the Company agrees to continue Executive in its employ, and Executive agrees to remain in the employ of the Company, commencing on the Effective Date and ending on December 31, 2015. The term of the Executive’s employment as provided in this Section 1 shall be hereinafter referred to as the “Term.”

2.	Miscellaneous. Except as herein modified, the Employment Agreement shall be and remain unchanged and in full force and effect according to its terms as they are currently applied.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Amendment has been entered into on the day and year first herein written.

WESTWOOD HOLDINGS GROUP, INC.

By:	/s/ Tiffany B. Kice
Tiffany B. Kice
Senior Vice President,
Chief Financial Officer & Treasurer

EXECUTIVE:

By:	/s/ Brian O. Casey
Name:	Brian O. Casey
Title:	President & Chief Executive Officer

Signature Page to First Amendment to Executive Employment Agreement